INFORMATION ABOUT COMPONENTS OF CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - Other income or expenses, net (Details) - USD ($)	3 Months Ended
	Sep. 30, 2024	Sep. 30, 2023
INFORMATION ABOUT COMPONENTS OF CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net result from commercialization of agricultural products	$ (828,366)	$ (1,316,393)
Expenses recovery	171,487	87,053
Others	132,856	(2,295)
Total	$ (524,023)	$ (1,231,635)